EXHIBIT 99.1


[INTERNATIONAL MULTIFOODS CORPORATION LETTERHEAD]         NEWS RELEASE


FOR IMMEDIATE RELEASE      Contact:    Jill Schmidt (media)
                                       (612) 594-3320

                                       Tony Brausen (investors)
                                       (612) 594-3385

  INTERNATIONAL  MULTIFOODS  TO  SELL  VENEZUELA  FOODS  UNIT

Company to Account for Unit as Discontinued Operation; Restates
Earnings

     WAYZATA, Minn., Aug. 4 - International Multifoods Corp. (NYSE:
IMC) today announced that it has entered into an exclusive non-binding letter of intent with Archer Daniels Midland Co. (NYSE: ADM) to sell its Venezuela Foods unit. The company said that it intends to complete the sale on an expeditious basis, subject to board of directors' and regulatory approval.
     "In April, we began an in-depth review and analysis of the Venezuela Foods business. As a result of this review, we concluded that the business would not meet our Economic Value Added, or EVA, objectives and was not expected to sufficiently improve to meet our internal EVA requirements," said Gary E. Costley, International Multifoods chairman and chief executive officer. "We have a core of profitable businesses whose positive results have been masked by the performance of Venezuela Foods over the last 18 months. While Venezuela Foods has historically been a solid contributor to International Multifoods, we believe that shareholders will be best served by the more predictable stream of earnings from our remaining businesses."
     International Multifoods will now account for Venezuela Foods as a discontinued operation and has restated its financial results to reflect its plan to divest the Venezuelan business. The company also said that it expects second-quarter fiscal 1999 earnings from continuing operations to be in the range of 23 cents to 25 cents per share and full-year earnings from continuing operations to be in the range of $1.30 to $1.35 per share. This compares with $1.50 per share in the prior fiscal year, which included 33 cents per share from the following previously reported items: its divested international trading business, a gain from the elimination of the company subsidy for post-retirement health-care benefits for future retirees, and interest income on a tax refund. Excluding these items, the company's continuing operations delivered $1.17 per share last year. The attached tables include the restated segment results for the first quarter of fiscal 1999, as well as for fiscal 1998 and fiscal 1997.
                              - more -

INTERNATIONAL MULTIFOODS TO SELL VENEZUELA FOODS. . ./2

     As a result of its decision to discontinue operations, the company will establish a discontinued operations reserve in the second quarter that will include a non-cash provision of approximately $93 million for the reclassification to the income statement of its foreign currency translation account. This amount was previously recorded on the company's balance sheet in shareholders' equity as "equity adjustment from foreign currency translation." This reclassification is required under financial accounting standards to recognize unrealized losses from the translation of Venezuelan assets and liabilities that occurred before the company adopted highly inflationary accounting in fiscal 1994. The $93 million provision will not affect the company's net worth.
     Costley said, "Though the economic environment in Venezuela remains challenging, Venezuela Foods is a solid business with good employees, strong brand recognition, leading market positions, and significant size and scale. We believe it will be a better fit with a company, such as ADM, that has a strategic interest in Latin America, and the reach and resources to capitalize on the future market opportunities in the region.
     "The Venezuela Foods business is an important provider of food products to the Venezuelan marketplace," Costley said. "We will proceed with a sale in an expeditious manner and will do everything we can to facilitate a smooth transition for Venezuela Foods' employees, customers and suppliers."
     Costley said that the company will allocate the proceeds from the sale to those activities that generate the highest, risk-adjusted returns to shareholders. He indicated that the actions might include value-enhancing acquisitions, a stock repurchase program or debt reduction.
     "Our Multifoods Distribution Group and North America Foods segments are on track," Costley said. "We are moving forward with our strategies to profitably grow the U.S. distribution and the North American food manufacturing businesses for the benefit of our shareholders."
                             - more -

INTERNATIONAL MULTIFOODS TO SELL VENEZUELA FOODS. . ./3

     Venezuela Foods, headquartered in Caracas, is a vertically integrated food manufacturing business that holds the No. 1 or No. 2 market positions in each of its three segments: consumer foods, commercial foods and animal feeds. Its brands include Robin Hood wheat flour and baking mixes, Juana corn flour, Lassie oat cereal and Super-S animal feeds. The company employs approximately 2,800 people in Venezuela and operates 19 mills and other processing facilities, 13 agricenters, 12 warehouses, three hatcheries and 16 poultry farms throughout the country. Net sales in the Venezuela Foods business were $360.7 million in fiscal 1998, or about 14 percent of International Multifoods' total sales of $2.6 billion. Venezuela Foods reported a net loss of $4.6 million, or 25 cents per share, in fiscal 1998. Its net book value is approximately $110 million.
     International Multifoods is an EVA company that operates distribution businesses in the United States and food manufacturing businesses in Canada and the United States.
                                    # # #
1998
     This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations or beliefs, including, but not limited to, statements concerning the company's operations and financial performance and condition. For this purpose, statements that are not statements of historical fact may be deemed to be forward-looking statements. The company cautions that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others, the impact of competitive products and pricing; market conditions and weather patterns that may affect the costs of grain and other raw materials; changes in laws and regulations; economic and political conditions in Venezuela, including inflation, currency volatility, possible limitations on foreign investment, exchangeability of currency, dividend repatriation and changes in existing tax laws; the company's ability to complete a sale of the Venezuela Foods business; fluctuations in foreign exchange rates; the company's ability to realize the earnings benefits from the integration of its distribution businesses; and other factors as may be discussed in the company's Report on Form 10-K for the year ended Feb. 28, 1998, and other reports filed with the Securities and Exchange Commission.



                   International Multifoods Corporation
                       Segment and Earnings Digest
                               (unaudited)
                   (in millions, except per share data)

FY 1999 - First Quarter Ended May 31
------------------------------------
                                          Operating
                                           Earnings
                                            Before
                          Net   Operating  Unusual  Unusual  Operating
                          Sales   Costs     Items    Items      Loss
                          ----- ---------  -------  -------  ---------
Multifoods
  Distribution Group     $454.7 $(448.2)     $6.5   $(11.5)   $(5.0)
North America Foods       110.5  (105.9)      4.6     (7.2)    (2.6)
Divested Business           -       0.8       0.8    (10.3)    (9.5)
Corporate Expenses          -      (2.0)     (2.0)      -      (2.0)
                          -----  -------     -----   ------    -----
     Total               $565.2 $(555.3)     $9.9   $(29.0)  $(19.1)
                          =====  ======      =====   ======    =====

Reconciliation of operating earnings (loss) to net earnings (loss):

                                            Before
                                            Unusual  Unusual
                                            Items    Items    Total
                                            -------  -------  ------
Operating earnings (loss)                    $9.9   $(29.0)  $(19.1)
Interest, net                                (2.8)      -      (2.8)
Other income (expense), net                  (0.3)      -      (0.3)
                                             -----   ------   -------
  Earnings (loss) from
  continuing operations
  before income taxes                         6.8    (29.0)   (22.2)
Income taxes                                 (2.7)    10.3      7.6
                                             -----   ------   -------
  Earnings (loss) from
  continuing operations                       4.1    (18.7)   (14.6)
Loss from discontinued operations            (1.3)    (8.4)    (9.7)
                                             -----   ------   -------
  Net earnings (loss)                        $2.8   $(27.1)  $(24.3)
                                             =====  =======  =======

Basic earnings (loss) per share:
  Continuing operations                      $0.22   $(1.00)  $(0.78)
  Discontinued operations                    (0.07)   (0.45)   (0.52)
                                             -----   ------   -------
      Total                                  $0.15   $(1.45)  $(1.30)
                                             =====   =======  =======

Diluted earnings (loss) per share:
  Continuing operations                      $0.22   $(1.00)  $(0.78)
  Discontinued operations                    (0.07)   (0.45)   (0.52)
                                             -----   ------   -------
      Total                                  $0.15   $(1.45)  $(1.30)
                                             =====   =======  =======
Average shares outstanding:
  Basic                                      18.8
                                            =====
  Diluted                                    18.8
                                            =====




                  International Multifoods Corporation
                       Segment and Earnings Digest
                              (unaudited)
                 (in millions, except per share data)

FY 1998 - Twelve Months Ended February 28
-----------------------------------------

                                         Operating
                                          Earnings
                                           Before          Operating
                         Net   Operating  Unusual  Unusual  Earnings
                        Sales    Costs     Items    Items    (Loss)
                      -------- ---------  -------  ------- ---------
Multifoods
  Distribution Group  $1,770.2 $(1,746.5)  $23.7     $ -     $23.7
North America Foods      471.7    (441.1)   30.6       -      30.6
Divested Business          9.2      (4.8)    4.4      (5.0)   (0.6)
Corporate Expenses          -       (9.2)   (9.2)      -      (9.2)
                      --------  --------   -----     ------  ------
  Total               $2,251.1 $(2,201.6)  $49.5     $(5.0)  $44.5
                      ======== =========   =====     ======  ======

Reconciliation of operating earnings to net earnings:

                                           Before
                                           Unusual  Unusual
                                           Items     Items    Total
                                           -------  -------  ------

Operating earnings                         $49.5     $(5.0)  $44.5
Interest, net                               (7.5)       -     (7.5)
                                           -----     ------  ------
  Earnings from continuing
  operations before income taxes            42.0      (5.0)   37.0
Income taxes                               (14.2)      1.8   (12.4)
                                           ------     -----  ------
  Earnings from continuing
  operations                                27.8      (3.2)   24.6
Loss from discontinued operations           (4.6)       -     (4.6)
                                            -----    ------  -----
  Net earnings                             $23.2     $(3.2)  $20.0
                                           ======    ======  ======

Basic earnings (loss) per share:
  Continuing operations                     $1.51    $(0.17)  $1.34
  Discontinued operations                   (0.25)      -     (0.25)
                                            ------   -------  ------
    Total                                   $1.26    $(0.17)  $1.09
                                            =====    =======  ======

Diluted earnings (loss) per share:
  Continuing operations                     $1.50    $(0.17)  $1.33
  Discontinued operations                   (0.25)      -     (0.25)
                                            ------   -------  ------
    Total                                   $1.25    $(0.17)  $1.08
                                            =====   =======   =====

Average shares outstanding:
  Basic                                     18.4
                                           =====
  Diluted                                   18.6
                                           =====




                   International Multifoods Corporation
                       Segment and Earnings Digest
                               (unaudited)
                   (in millions, except per share data)

FY 1998 - First Quarter Ended May 31
------------------------------------

                                          Operating
                                           Earnings
                                            Before
                          Net   Operating  Unusual  Unusual  Operating
                          Sales   Costs     Items    Items    Earnings
                          ----- ---------  -------  -------  ---------
Multifoods
  Distribution Group     $446.7 $(443.2)    $3.5     $  -      $3.5
North America Foods       115.5  (112.5)     3.0        -       3.0
Divested Business           2.7    (2.1)     0.6        -       0.6
Corporate Expenses           -     (2.6)    (2.6)       -      (2.6)
                         ------ --------    -----    -------  ------
   Total                 $564.9 $(560.4)    $4.5     $  -      $4.5
                         ====== ========    =====    =======  ======

Reconciliation of operating earnings to net earnings:

                                            Before
                                            Unusual  Unusual
                                            Items     Items    Total
                                            -------  -------  ------
Operating earnings                          $4.5      $ -      $4.5
Interest, net                               (2.9)       -      (2.9)
Other income (expense), net                 (0.2)       -      (0.2)
                                            -----     ------   -----
  Earnings from continuing
  operations before income taxes             1.4        -       1.4
Income taxes                                (0.5)       -      (0.5)
                                            -----     ------   -----
  Earnings from
  continuing operations                      0.9        -       0.9
Earnings from discontinued
  operations                                 1.1        -       1.1
                                           ------     ------   -----
  Net earnings                              $2.0      $ -      $2.0
                                           ======     ======   =====

Basic earnings per share:
  Continuing operations                     $0.05     $ -      $0.05
  Discontinued operations                    0.06       -       0.06
                                            -----     ------   -----
   Total                                    $0.11     $ -      $0.11
                                            ======    ======   =====

Diluted earnings per share:
  Continuing operations                     $0.05     $ -      $0.05
  Discontinued operations                    0.06       -       0.06
                                            -----     ------   -----
   Total                                    $0.11     $ -      $0.11
                                            ======    ======  ======

Average shares outstanding:
  Basic                                     18.0
                                           =====
  Diluted                                   18.1
                                           =====



                   International Multifoods Corporation
                       Segment and Earnings Digest
                               (unaudited)
                   (in millions, except per share data)

FY 1998 - Second Quarter Ended August 31
----------------------------------------


                                          Operating
                                           Earnings
                                            Before
                          Net   Operating  Unusual  Unusual  Operating
                          Sales   Costs     Items    Items    Earnings
                          ----- ---------  -------  -------  ---------
Multifoods
  Distribution Group     $422.2  $(417.1) $ 5.1       $-      $ 5.1
North America Foods       116.7   (111.4)   5.3        -        5.3
Divested Business           2.7     (0.6)   2.1        -        2.1
Corporate Expenses          -       (1.9)  (1.9)       -       (1.9)
                         ------  -------- ------      -----   -----
   Total                 $541.6  $(531.0) $10.6       $-      $10.6
                         ======= ======== ======      ======  =====

Reconciliation of operating earnings to net earnings:

                                          Before
                                          Unusual  Unusual
                                          Items     Items      Total
                                          -------  -------    ------
Operating earnings                        $10.6       $-      $10.6
Interest, net                              (1.7)       -       (1.7)
Other income (expense), net                 0.3        -        0.3
                                           -----    ------   -------
  Earnings from continuing
  operations before income taxes            9.2        -        9.2
Income taxes                               (3.1)       -       (3.1)
                                           -----    ------   -------
  Earnings from
  continuing operations                     6.1        -        6.1
Loss from discontinued operations          (1.6)       -       (1.6)
                                           -----     ------    -----
  Net earnings                            $ 4.5       $-      $ 4.5
                                          ======     ======   ======

Basic earnings (loss) per share:
  Continuing operations                    $0.33      $-       $0.33
  Discontinued operations                  (0.08)      -       (0.08)
                                           -----      -------  ------
   Total                                   $0.25      $-       $0.25
                                           ======     =======  ======

Diluted earnings (loss) per share:
  Continuing operations                    $0.33      $-       $0.33
  Discontinued operations                  (0.08)      -       (0.08)
                                           ------     -------  ------
   Total                                   $0.25      $-       $0.25
                                           ======     =======  =====

Average shares outstanding:
  Basic                            18.2
                                   ====
  Diluted                          18.5
                                   ====



                   International Multifoods Corporation
                       Segment and Earnings Digest
                               (unaudited)
                   (in millions, except per share data)

FY 1998 - Third Quarter Ended November 30
-----------------------------------------

                                          Operating
                                           Earnings
                                            Before
                          Net   Operating  Unusual  Unusual  Operating
                          Sales   Costs     Items    Items    Earnings
                          ----- ---------  -------  -------  ---------
Multifoods
  Distribution Group     $456.8  $(449.0)  $ 7.8      $-      $ 7.8
North America Foods       133.4   (119.4)   14.0       -       14.0
Divested Business           3.4     (2.1)    1.3       -        1.3
Corporate Expenses          -       (2.4)   (2.4)      -       (2.4)
                         ------  --------  ------     -----   -----
   Total                 $593.6  $(572.9)  $20.7      $-      $20.7
                        ======== ========= =====      ======  ======

Reconciliation of operating earnings to net earnings:

                                           Before
                                           Unusual  Unusual
                                           Items     Items    Total
                                           -------  -------  ------

Operating earnings                         $20.7      $-      $20.7
Interest, net                               (0.8)      -       (0.8)
Other income (expense), net                 (0.2)      -       (0.2)
                                           ------     ----    ------
  Earnings from continuing
  operations before income taxes            19.7       -       19.7
Income taxes                                (6.6)      -       (6.6)
                                           --------  -------  ------
  Earnings from
  continuing operations                     13.1       -        3.1
Loss from discontinued operations           (3.7)      -       (3.7)
                                           -------   -------  ------
  Net earnings                             $ 9.4      $-      $ 9.4
                                           =======  =======   ======

Basic earnings (loss) per share:
  Continuing operations                     $0.70     $-       $0.70
  Discontinued operations                   (0.19)     -       (0.19)
                                           -------   -------   ------
   Total                                    $0.51     $-       $0.51
                                           =======   =======   ======

Diluted earnings (loss) per share:
  Continuing operations                     $0.69     $-       $0.69
  Discontinued operations                   (0.19)     -       (0.19)
                                            -------   ------   ------
   Total                                    $0.50     $-       $0.50
                                            =======   ======   ======

Average shares outstanding:
  Basic                                     18.6
                                           =====
  Diluted                                   18.9
                                           =====



                   International Multifoods Corporation
                       Segment and Earnings Digest
                               (unaudited)
                   (in millions, except per share data)

FY 1998 - Fourth Quarter Ended February 28
------------------------------------------

                                          Operating
                                           Earnings
                                            Before          Operating
                          Net   Operating  Unusual  Unusual  Earnings
                          Sales   Costs     Items    Items    (Loss)
                          ----- ---------  -------  -------  ---------

Multifoods
  Distribution Group     $444.5  $(437.2) $ 7.3   $  -       $7.3
North America Foods       106.1    (97.8)   8.3      -        8.3
Divested Business           0.4       -     0.4    (5.0)     (4.6)
Corporate Expenses          -       (2.3)  (2.3)     -       (2.3)
                         ------  -------- ------  ------     ------
   Total                 $551.0  $(537.3) $13.7   $(5.0)     $8.7
                        ======== ========= =====  ======     ======

Reconciliation of operating earnings to net earnings:

                                           Before
                                           Unusual  Unusual
                                           Items     Items    Total
                                           -------  -------  ------

Operating earnings                        $13.7   $(5.0)     $8.7
Interest, net                              (2.1)     -       (2.1)
Other income (expense), net                 0.1      -        0.1
                                          ------    ------   -----
  Earnings from continuing
  operations before income taxes           11.7    (5.0)      6.7
Income taxes                               (4.0)    1.8      (2.2)
                                           -----   ------   -----
  Earnings from
  continuing operations                     7.7    (3.2)      4.5
Loss from discontinued operations          (0.4)     -       (0.4)
                                           -----    ------   -----
  Net earnings                            $ 7.3   $(3.2)     $4.1
                                           =====  ======     =====

Basic earnings (loss) per share:
  Continuing operations                    $0.41  $(0.17)    $0.24
  Discontinued operations                  (0.02)    -       (0.02)
                                           ------ ------     ------
   Total                                   $0.39  $(0.17)    $0.22
                                           =====  =======    ======

Diluted earnings (loss) per share:
  Continuing operations                    $0.41  $(0.17)    $0.24
  Discontinued operations                  (0.03)    -       (0.03)
                                           -----  -------    ------
   Total                                   $0.38  $(0.17)    $0.21
                                           =====  =======    =====

Average shares outstanding:
  Basic                                    18.7
                                          =====
  Diluted                                  19.0
                                          =====



                   International Multifoods Corporation
                       Segment and Earnings Digest
                               (unaudited)
                   (in millions, except per share data)

FY 1997 - Twelve Months Ended February 28
-----------------------------------------

                                          Operating
                                           Earnings
                                            Before           Operating
                          Net   Operating  Unusual  Unusual   Earnings
                         Sales   Costs      Items    Items     (Loss)
                       -------- ---------  -------  -------  ---------
Multifoods
  Distribution Group   $1,729.9 $(1,725.0)  $ 4.9   $ (5.1)   $(0.2)
North America Foods       476.7    (455.9)   20.8    (11.4)     9.4
Divested Business          42.5     (34.8)    7.7       -       7.7
Corporate Expenses           -      (10.3)  (10.3)    (3.6)   (13.9)
                       -------- ---------   -----   -------   ------
   Total               $2,249.1 $(2,226.0)  $23.1   $(20.1)   $ 3.0
                       ======== ==========  =====   =======   ======

Reconciliation of operating earnings to net earnings:

                                            Before
                                            Unusual  Unusual
                                            Items     Items    Total
                                            -------  -------  ------

Operating earnings                          $23.1   $(20.1)   $ 3.0
Interest, net                               (12.3)      -     (12.3)
Other income (expense), net                  (0.5)      -      (0.5)
                                            ------  ------    ------
  Earnings (loss) from continuing
  operations before income taxes             10.3    (20.1)    (9.8)
Income taxes                                 (6.9)     5.3     (1.6)
                                             -----   ------   ------
  Earnings (loss) from
  continuing operations                       3.4    (14.8)   (11.4)
Earnings from
discontinued operations                      14.2       -      14.2
                                            -----   -------   -----
  Net earnings                              $17.6   $(14.8)   $ 2.8
                                            =====   ======    =====

Basic earnings (loss) per share:
  Continuing operations                      $0.19   $(0.83)  $(0.64)
  Discontinued operations                     0.79      -       0.79
                                             -----   ------    -----
   Total                                     $0.98   $(0.83)   $0.15
                                             =====   ======    =====

Diluted earnings (loss) per share:
  Continuing operations                      $0.19   $(0.83)  $(0.64)
  Discontinued operations                     0.79      -       0.79
                                             -----   ------   ------
   Total                                     $0.98   $(0.83)  $ 0.15
                                             =====   ======   ======

Average shares outstanding:
  Basic                                      18.0
                                            =====
  Diluted                                    18.0
                                            =====